Exhibit 99.1

                                                           CONTACT:  John Culler

                                                    RELEASE DATE: March 16, 2004
FOR IMMEDIATE RELEASE

                            WHEELING-PITTSBURGH CORP.
               ANNOUNCES 4th QUARTER AND YEAR END RESULTS FOR 2003

     WHEELING,  WV, March 16, 2004 -- Wheeling Pittsburgh  Corporation  (Nasdaq:
WPSC), the holding company of Wheeling-Pittsburgh Steel Corporation, today reported its financial results for the fourth quarter and year ended December 31, 2003.


     The Company emerged from bankruptcy pursuant to a plan of reorganization that became effective on August 1, 2003. Accordingly, for accounting purposes, unaudited consolidated financial statements for periods after August 1, 2003 related to a new reporting entity (the "Reorganized Company") and comparisons to prior period performance in many respects are not directly comparable to prior periods of the old reporting entity (the "Predecessor Company"). Among other changes, there have been substantial reductions in employment levels, changes in employee and retiree benefits, and revaluations of assets and liabilities. A black line has been shown on the financial statements to separate current results from pre-reorganization information since they are not prepared on a comparable basis.

     The Company reported an operating loss of $21.0 million in the fourth quarter of 2003. Net sales totaled $237.1 million on shipments of 542,211 tons of steel products. Shipments were lower than normal due to a scheduled 15-day outage of the #5 blast furnace, which was taken to assure reliability in anticipation of an improved steel market. Steel prices averaged $437 per ton shipped in the fourth quarter of 2003. Cost of goods sold averaged $436 per ton shipped. Higher priced raw material and fuel costs, and lower production levels due to the effect of the 15-day outage were partially offset by lower labor costs and a $7.2 million non-recurring refund related to coal miner retiree medical costs. Depreciation totaled $6.9 million on lower valued fixed assets due to the reorganization. Interest expense totaled $6.3 million on total debt of $422.6 million.

     Net loss for the fourth quarter of 2003 totaled $23.7 million, or $2.49 per share.

     Calendar third quarter 2003 comprised one month of the predecessor company's results, which included charges and credits related to the company's reorganization, as well as two months of the reorganized results. As a result, third quarter cost of sales and operating loss are not comparable and are not a GAAP measure. Third quarter sales were $241.1 million on shipments of 559,272 tons and this measure was not affected by the reorganization.

     The Company reported an operating loss of $11.1 million in the fourth quarter of 2002 on net sales of $254.4 million and shipments of 528,646 tons. The average price per ton of steel totaled $481 in the fourth quarter of 2002 and the company reported a net loss of $13.1 million.

     The Company reported an operating loss of $33.1 million for the five months ended December 31, 2003. Net sales in the five month period totaled $396.9 million on shipments of 912,937 tons of steel products. Steel prices averaged $435 per ton for the five month period. The cost of sales per ton averaged $434 per ton for the five month period reflecting higher raw material and fuel costs and lower production volumes. Depreciation expense totaled $10.5 million.

     For the seven month pre-reorganization period ending July 31, 2003, the Company reported an operating loss of $71.3 million. Net sales in the seven month period totaled $570.4 million on shipments of 1,305,046 ton of steel product. Steel prices averaged $435 per ton. Cost of sales per ton averaged $432, reflecting higher raw material and fuel costs.

     Pursuant to the Company's plan of reorganization from bankruptcy, it executed a new $250 million term loan and $225 million revolving credit facility, in addition to restructuring the then existing debt and equity of the company. The reorganization plan also provided $112 million in an escrow account to finance the installation of a continuous electric arc furnace. The furnace is under construction and on schedule to melt its first heat in November 2004.

     "As expected, fourth quarter results were affected by lower prices for steel products, while higher energy and raw material costs were offset by lower employment costs and depreciation expense as a result of our Reorganization," said James G. Bradley, President and CEO of Wheeling-Pittsburgh Steel. "Recent announcements of price increases in flat rolled products, the continued strength of our order backlog, along with stronger economic growth are indications that improved pricing and demand will continue beyond the first quarter of 2004."

     Mr. Bradley concluded, "Today Wheeling-Pittsburgh is truly a changed company, both financially and operationally. Our balance sheet is much improved, we have a more flexible labor force and cost structure, and we are positioning ourselves to be a world class steel manufacturer with the construction of our state-of-the-art continuous electric arc furnace. We are well positioned today to take advantage of the rising steel price environment."

     Management will conduct a live call today at 11:00 a.m. ET to review the company's financial results and business prospects. Individuals wishing to participate can join the conference call by dialing 1-800-257-2101. International callers may access the call by dialing 1-303-262-2193. A replay of the call will be available until March 31, 2004 by dialing 1-800-405-2236, domestic, or, 1-303-590-3000, international, and using pass code 571153. The call can also be accessed via the Internet live or as a replay through WWW.FULLDISCLOSURE.COM.


     This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Wheeling-Pittsburgh Corporation that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Financial Information - Risk Factors" section of the Company's registration statement on Form 10, as filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the company's potential inability to generate sufficient operating cash flow to service or refinance its indebtedness, concerns relating to financial covenants and other restrictions contained in its credit agreements, intense competition, dependence on suppliers of raw materials, the difficulties involved in constructing an electric arc furnace, and cyclical demand for steel products. In addition, any forward-looking statements represent the Wheeling-Pittsburgh Corporation's views only as of today and should not be relied upon as representing the company's views as of any subsequent date. While Wheeling-Pittsburgh Corporation may elect to update forward-looking statements from time to time, the company specifically disclaims any obligation to do so.

About Wheeling-Pittsburgh:
-------------------------

Wheeling-Pittsburgh is an integrated steel company engaged in the making, processing and fabrication of steel and steel products. The Company's products include hot rolled and cold rolled sheet and coated products such as galvanized, pre-painted and tin mill sheet. The Company also produces a variety of steel products including roll formed corrugated roofing, roof deck, floor deck, culvert, bridgeform and other products used primarily by the construction, highway and agricultural markets.

     The Company's consolidated statements of operations and balance sheet are attached.



                        WHEELING -PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                    Reorganized Company         Predecessor Company
                                                                            December 31, 2003   July 31, 2003    December 31, 2002

                ASSETS

Current assets:
  Cash and cash equivalents                                                            $4,767          $7,382               $8,543
  Trade receivables, less doubtful accounts of $2,061 , $1,916 and $1,314             104,025         112,416              130,593
  Inventories                                                                         146,895         154,664              184,091
  Prepaid expenses and deferred charges                                                11,583           6,571                7,477
                                                                           ---------------------------------------------------------
  Total current assets                                                                267,270         281,033              330,704
Investment in associated company                                                       42,857          40,477               60,767
Property, plant and equipment, at cost less accumulated depreciation                  387,765         360,213              530,568
Deferred income tax benefits                                                           23,170          23,482               27,342
Restricted cash - long term                                                            87,138         112,000                  -
Deferred charges and other assets                                                      60,686          61,564                9,735
                                                                           ---------------------------------------------------------
  Total assets                                                                       $868,886        $878,769             $959,116
                                                                           =========================================================


      LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Trade payables                                                                      $76,108         $79,941              $71,048
  Short term debt                                                                      79,251          36,915              135,490
  Payroll and employee benefits payable                                                57,862          67,913               36,339
  Accrued federal, state and local taxes                                               10,744          11,254                8,839
  Deferred income tax liabilities                                                      23,710          23,482               27,342
  Accrued interest and other liabilities                                                9,672          10,673                8,326
  Long term debt due in one year                                                        2,698           3,755               43,575
                                                                           ---------------------------------------------------------
  Total current liabilities                                                           259,505         233,933              330,959
Long term debt                                                                        340,696         339,848               13,177
Other employee benefit liabilities                                                    142,433         142,298               15,514
Other liabilities                                                                      21,639          20,190               20,336
Liabilities subject to compromise                                                         -               -                890,301
                                                                           ---------------------------------------------------------
  Total liabilities                                                                   764,273         736,269            1,270,287

STOCKHOLDERS EQUITY (DEFICIT)
Common stock - $.01 par value; 10 million shares issued and outstanding                   100             100                 -
Additional paid-in capital                                                            149,901         149,900              335,138
Accumulated deficit                                                                   (6,458)         (7,500)                 -
Retained earnings                                                                    (38,930)             -              (646,309)
  Total stockholders equity (deficit)                                                104,613          142,500            (311,171)
                                                                           ---------------------------------------------------------
  Total liabilities and stockholders equity (deficit)                               $868,886         $878,769             $959,116
                                                                           =========================================================




                        WHEELING -PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                         Reorganized Company               Predecessor Company

                                                  Quarter Ended    Two Months Ended       One Month Ended July
                                                  December 31,       September 30,                 31,
                                                ----------------------------------------------------------------
                                                      2003               2003                      2003
                                                      ----               ----                      ----
Revenues:
Net sales                                             $237,113            $159,789                   $81,298
Costs and Expenses:
Cost of goods sold, excluding depreciation             236,636             159,314                    76,877
Depreciation                                             6,905               3,568                     6,095
Selling, administration and general expense             14,560               9,004                     4,648
Reorganization and professional fee expense               (35)                 -                       1,995
                                                ----------------------------------------------------------------
                                                       258,066             171,886                    89,615
                                                ----------------------------------------------------------------
Operating income(loss)                                 (20,953)            (12,097)                   (8,317)
Reorganization income (expense)
  Fair value adjustments                                  -                    -                    (152,708)
  Gain on discharge of debt                               -                    -                     557,541
  Other reorganization entries                            -                    -                      (4,918)
Interest expense on debt                                (6,324)             (3,891)                   (1,462)
Other income (expense)                                   3,593                 757                        382
                                                ----------------------------------------------------------------
Income (loss) before taxes                             (23,684)            (15,231)                  390,518
Tax provision (benefit)                                      9                   6                      (12)
                                                ----------------------------------------------------------------
Net income (loss)                                     ($23,693)           ($15,237)                 $390,530
                                                ================================================================
Basic and diluted loss per share
  attributable to common stockholders                   ($2.49)             ($1.60)                     -
                                                ================================================================

Weighted Average common shares
  outstanding basic and diluted                      9,500,000           9,500,000                      -
                                                ================================================================



                                                       WHEELING -PITTSBURGH CORPORATION
                                                            AND SUBSIDIARY COMPANIES
                                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                                                  (UNAUDITED)

                                                        Reorganized Company                     Predecessor Company

                                                 Quarter Ended   Five Months Ended   Seven Months      Year Ended     Quarter Ended
                                                 December 31,      December 31       Ended July 31     December 31     December 31,
                                                  ---------------------------------------------------------------------------------
                                                        2003          2003              2003              2002              2002
                                                        ----          ----              ----              ----              ----
Revenues:
Net sales                                             $237,113      $396,902          $570,439         $979,993         $254,403
Costs and Expenses:
Cost of goods sold, excluding depreciation             236,636       395,950           563,832          894,449          230,645
Depreciation                                             6,905        10,473            39,889           74,194           18,514
Selling, administration and general expense             14,560        23,564            29,906           46,993           13,009
Reorganization and professional fee expense                (35)          (35)            8,140           11,755            3,300
                                                   ------------------------------------------------------------------------------
                                                       258,066       429,952           641,767        1,027,391          265,468
                                                   ------------------------------------------------------------------------------
Operating income(loss)                                 (20,953)      (33,050)          (71,328)         (47,398)         (11,065)
Reorganization income (expense)
    Fair value adjustments                                   0             0          (152,708)               0                0
    Gain on discharge of debt                                0             0            557,541               0                0
    Other reorganization entries                             0             0            (4,758)           1,262              (33)
Interest expense on debt                                (6,324)      (10,215)           (9,185)         (15,987)          (3,819)
Other income (expense)                                   3,593         4,350             3,228            4,567            1,770
                                                 -------------------------------------------------------------------------------
Income (loss) before taxes                             (23,684)      (38,915)          322,790          (57,556)         (13,147)
Tax provision (benefit)                                      9            15              (641)              11               (4)
                                                 --------------------------------------------------------------------------------
Net income (loss)                                     ($23,693)     ($38,930)         $323,431         ($57,567)        ($13,143)
                                                 ================================================================================
Basic and diluted loss per share
    attributable to common stockholders                 ($2.49)       ($4.10)             -                -                  -
                                                 ================================================================================
Weighted Average common shares
    outstanding basic and diluted                    9,500,000     9,500,000              -                -                  -
                                                 ================================================================================


                                                  WHEELING - PITTSBURGH CORPORATION
                                                      AND SUBSIDIARY COMPANIES
                                                CONSOLIDATED STATEMENTS OF CASH FLOW
                                                            (UNAUDITED)

                                                             Reorganized Company                    Predecessor Company
                                                                          Five Months
                                                         Quarter Ended   Ended December  Seven Months    Year Ended   Quarter Ended
                                                           December 31,   December 31    Ended July 31   December 31   December 31,
                                                        --------------------------------------------------------------------------
                                                               2003           2003           2003            2002           2002
                                                               ----           ----           ----            ----           ----
Cash Flows From Operating Activities:
Net income (loss)                                             ($23,693)      ($38,930)      $323,431        ($57,567)     ($13,142)
Items not affecting cash from operating activities:
    Depreciation                                                 6,905         10,473         39,889          74,194        18,514
    Other post retirement benefits                              (1,552)        (4,608)        (1,565)        (10,708)       (1,808)
    Equity income loss of affiliated companies                  (1,348)        (1,708)        (2,544)         (3,882)       (1,613)
    Reorganization expense (income)                                  0              0           (160)         (1,262)            0
    Stockbased compensation                                        624          1,041              0               0             0
Reorganization items:
    Fresh start adjustments                                          0              0        152,708               0             0
    Reorganization entries                                           0              0          4,918               0             0
    Gain on discharge of debt                                        0              0       (557,541)              0             0
(Increase) decrease in working capital elements:
    Trade receivables                                            8,655          8,391         17,944         (24,131)        4,033
    Inventories                                                  7,423          7,769         19,769         (10,974)       (5,340)
    Trade payables                                               9,229         (3,833)        10,227          10,706        (1,955)
    Other current assets                                        (2,802)        (5,012)           918           1,425         1,153
    Other current liabilities                                  (11,008)       (15,031)          (633)         11,526         5,584
    Other items - net                                            5,193          6,190         (9,902)         (6,135)          622
                                                          -------------------------------------------------------------------------
Net cash provided by (used in) operating activities            ($2,374)      ($35,258)       ($2,541)        ($16,808)      $6,048
                                                          =========================================================================

Cash Flow From Investing Activities
    Plant additions and improvements                           (25,784)       (37,828)        (2,866)         (10,971)      (3,645)
    Construction of equipment using restricted
       cash (gain) reduction                                    14,850         24,862              0                0            0
    Payments from affiliates                                       325            325            600                0            0
    Proceeds from sale of assets due to
       chapter 11 proceedings                                        0              0            201            1,320            0
    Dividends from affiliated companies                              0              0          2,728            1,765          147
                                                           ------------------------------------------------------------------------
Net cash provided by (used in) investing activities           ($10,609)      ($12,641)          $663          ($7,886)     ($3,498)
                                                           ========================================================================

Cash Flow From Financing Activities:
    Long term debt borrowings (payments)                           457           (209)        (1,334)          16,408         (605)
    Short term debt borrowings                                   6,136         42,336          1,724            8,286         (626)
    Book overdraft                                               2,035          3,157            327              957       (2,300)
                                                         --------------------------------------------------------------------------
Net cash provided by financing activities                       $8,628        $45,284           $717          $25,651      ($3,531)
                                                         ==========================================================================
(Decrease) Increase in Cash and Cash Equivalents
                                                                (4,355)        (2,615)        (1,161)             957         (981)
Cash and cash equivalents at beginning of period                 9,122          7,382          8,543            7,586        9,524
                                                         --------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                      $4,767         $4,767         $7,382           $8,543       $8,543
                                                         ==========================================================================